Principal Diversified Select Real Asset Fund
Supplement dated September 16, 2019
to the Statutory Prospectus dated June 25, 2019
This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

FEE TABLE AND SUMMARY
Effective on or about November 1, 2019, in the Management section, add the following after the list of Sub‑Advisors:

Sub-Sub-Advisor:	Tortoise Credit Strategies, LLC

MANAGEMENT OF THE FUND
Effective on or about November 1, 2019, under The Sub-Advisors, add the following to the Sub-Advisor: Tortoise Capital Advisors, L.L.C. section:

Sub-Sub-Advisor:
Tortoise Credit Strategies, LLC (“TCS”) 11550 Ash Street, Suite 300, Leawood, KS 66211 was founded in 2015. TCS is an investment advisor and is an indirectly wholly owned subsidiary of Tortoise Investments.

Strategy:
Tortoise and TCS, with PGI’s consent, have entered into a sub-sub-advisory agreement for the Fund pursuant to which TCS has agreed to carry out certain of Tortoise’s investment advisory obligations. TCS manages the Fund’s assets that are allocated to the Private Social Infrastructure Debt sub-strategy.

Effective on or about November 1, 2019, add the following new section after Fees PGI Pays to Sub Advisors:
Sub-Sub-Advisory Fee
Tortoise (and not PGI or the Fund) compensates TCS from the sub-advisory fee that Tortoise receives from PGI. Fees are based on the portion of Fund assets that PGI allocates to Tortoise.

	Assets Under Management
	First Year	First $50 million	Next $50 million	Next $100 million	Next $150 million	Over $350 million
TCS Sub-Sub-Advisory Fee	0.21%	0.24%	0.23%	0.21%	0.20%	0.18%

1